INVESTOR CONTACT: Jeff Boldt (650) 786-0333 jeff.boldt@sun.com

MEDIA AND INDUSTRY ANALYST CONTACT: May Goh Petry (650) 786-0034 may.petry@sun.com

SUN MICROSYSTEMS REPORTS SLIGHT PROFIT IN
FOURTH FISCAL QUARTER AND REPORTS FULL YEAR RESULTS

SANTA CLARA, Calif. — July 22, 2003 — Sun Microsystems, Inc. (NASDAQ: SUNW) a leader in systems and solutions that make the Net work, reported results today for its fiscal fourth quarter and full fiscal year which ended June 30, 2003.

Revenues for the fourth quarter were $2.982 billion, a decline of 13 percent as compared with $3.420 billion for the fourth quarter of fiscal 2002. Total gross margin as a percent of revenues was 43.7 percent, an increase of 2.4 percentage points as compared with the fourth quarter of fiscal 2002. Net income for the fourth quarter of fiscal 2003 was $12 million or zero cents per share compared with a net income of $61 million or a net income of $.02 per share for the fourth quarter of fiscal 2002.

Cash generated from operating activities was $335 million for the quarter, and the balance of cash and marketable securities was over $5.7 billion.

For the full 2003 fiscal year, Sun reported revenues of $11.434 billion, a decline of 8.5 percent as compared with $12.496 billion for the full 2002 fiscal year. Total gross margin as a percent of revenues was 43.2 percent, an increase of 3.9 percentage points as compared with the 2002 fiscal year. The net loss for fiscal year 2003 was $2.378 billion or a net loss of $.75 per share as compared with a net loss of $587 million or a net loss per share of $.18 for the 2002 fiscal year. The net loss for fiscal year 2003 included a non-cash impairment expense of $2.125 billion.

Steve McGowan, Sun’s Chief Financial Officer and Executive Vice President, Corporate Resources said, “We’re pleased we generated $1 billion in cash from operations in fiscal 2003 and ended the year with a cash and marketable securities balance in excess of $5.7 billion. During fiscal 2003, we significantly reduced costs in the company. For example, we reduced SG&A expenses by nearly $500 million and improved gross margin by almost 4 percentage points on an annual basis. We also reduced capital expenditures and inventory by almost $200 million each while maintaining our nearly $2 billion investment in R&D, the lifeblood of our company.”

“We’ve made solid progress throughout the fiscal year, delivering on key initiatives such as NC03, low cost computing, N1(TM) and Project Orion. At the same time, we’ve driven internal costs down while continuing our investment in R&D,” added Scott McNealy, Sun’s Chairman, President, and CEO. “We enter the new fiscal year with an intense focus toward growing revenue, improving profitability and maintaining positive cash flow from operations. We’re well positioned to take full advantage of market opportunity over the long-term with a strong pipeline of innovations, one of the world’s largest partner networks, and an intense competitive drive to deliver quality products and services with value to our customers and shareholders.”

Sun has scheduled a conference call today to discuss its earnings for the fourth quarter and full fiscal year 2003 at 1:30 p.m. (PT), which is being broadcast live at www.sun.com/investors.

About Sun Microsystems, Inc.
Since its inception in 1982, a singular vision — “The Network Is The Computer(TM)” — has propelled Sun Microsystems, Inc. (Nasdaq: SUNW) to its position as a leading provider of industrial-strength hardware, software and services that make the Net work. Sun can be found in more than 100 countries and on the World Wide Web at http://www.sun.com.

This news release contains forward-looking statements regarding the future results and performance of Sun Microsystems, Inc., including statements relating to Sun’s intense focus toward growing revenue, improving profitability and maintaining positive cash flow from operations and Sun’s being well positioned to take full advantage of market opportunity over the long-term with a strong pipeline of innovations, one of the world’s largest partner networks, and an intense competitive drive to deliver quality products and services with value to our customers and shareholders. Such statements are just predictions and involve risks and uncertainties such that actual results and performance may differ materially. Factors that might cause such a difference include risks associated with continued adverse macroeconomic conditions in the U.S. and internationally, including adverse business conditions in the specific markets for Sun’s products, lack of success in the timely development, production and acceptance of new products and services and in technical advancements, increased competition, and the failure to manage costs and improve operating efficiencies. These and other risks are detailed from time to time in Sun’s periodic reports that are filed with the Securities and Exchange Commission, including Sun’s annual report on Form 10-K for the fiscal year ended June 30, 2002 and quarterly reports on Form 10-Q for the fiscal quarters ended September 29, 2002, December 29, 2002, and March 30, 2003.

Sun, Sun Microsystems, the Sun logo, N1, and The Network Is The Computer are trademarks or registered trademarks of Sun Microsystems, Inc. in the United States and in other countries.

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in millions, except per share amounts)

	Three Months Ended		Fiscal Years Ended

	June 30, 2003	June 30, 2002	June 30, 2003	June 30, 2002

Net revenues:

Products	$2,003	$2,507	$7,793	$9,093

Services	979	913	3,641	3,403

Total net revenues	2,982	3,420	11,434	12,496

Cost of sales:

Cost of sales — products	1,110	1,476	4,342	5,506

Cost of sales — services	568	530	2,150	2,074

Total cost of sales	1,678	2,006	6,492	7,580

Gross margin	1,304	1,414	4,942	4,916

Operating expenses:

Research and development	482	463	1,837	1,832

Selling, general and administrative	826	894	3,329	3,806

Restructuring charges	(6)	(4)	371	517

Purchased in-process research and development	—	—	4	3

Impairment of goodwill and other intangible assets	—	—	2,125	6

Total operating expenses	1,302	1,353	7,666	6,164

Operating income (loss)	2	61	(2,724)	(1,248)

Loss on equity investments, net	(26)	(18)	(84)	(99)

Interest income, net	45	47	155	299

Income (loss) before income taxes	21	90	(2,653)	(1,048)

Provision (benefit) for income taxes	9	29	(275)	(461)

Net income (loss)	$12	$61	$(2,378)	$(587)

Net income (loss) per common share — basic and diluted	$0.00	$0.02	$(0.75)	$(0.18)

Shares used in the calculation of net income (loss) per common share — basic	3,219	3,245	3,190	3,242

Shares used in the calculation of net income (loss) per common share — diluted	3,251	3,309	3,190	3,242

Calculation of net income (loss) excluding special items:

Net income (loss) per above	$12	$61	$(2,378)	$(587)

Purchased in-process research and development	—	—	4	3

Restructuring charges	(6)	(4)	371	517

Loss on equity investments, net	26	18	84	99

Impairment expense	—	—	2,125	6

Related tax effects	(8)	(6)	(239)	(246)

Net income (loss) excluding special items	$24	$69	$(33)	$(208)

Net income (loss) excluding special items per common share — basic and diluted	$0.01	$0.02	$(0.01)	$(0.06)

Shares used in the calculation of net income (loss) excluding special items per common share — basic	3,219	3,245	3,190	3,242

Shares used in the calculation of net income (loss) excluding special items per common share — diluted	3,251	3,309	3,190	3,242

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions)

	June 30, 2003	June 30, 2002*

	(unaudited)
ASSETS

Current assets:

Cash and cash equivalents	$2,015	$2,024

Short-term marketable debt securities	1,047	861

Accounts receivable, net	2,381	2,745

Inventories	416	591

Deferred and prepaid tax assets	569	709

Prepaid expenses and other current assets	787	847

Total current assets	7,215	7,777

Property, plant and equipment, net	2,267	2,453

Long-term marketable debt securities	2,679	2,979

Goodwill	326	2,182

Other acquisition-related intangible assets, net	91	104

Other non-current assets, net	1,425	1,027

	14,003	16,522

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:

Current portion of long-term debt and short-term borrowings	$—	$205

Accounts payable	903	1,044

Accrued payroll-related liabilities	479	538

Accrued liabilities and other	1,027	1,201

Deferred revenues	1,841	1,785

Warranty reserve	267	284

Total current liabilities	4,517	5,057

Long-term debt	1,531	1,449

Other non-current obligations	413	215

Total stockholders’ equity	7,542	9,801

	$14,003	$16,522

*Derived from audited financial statements

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited, in millions)

	Fiscal Years Ended

	June 30, 2003	June 30, 2002*

Cash flows from operating activities:

Net loss	$(2,378)	$(587)

Adjustments to reconcile net loss to net cash provided by operating activities:

Depreciation and amortization	918	970

Amortization of other acquisition-related intangible assets and unearned equity compensation	110	122

Impairment of goodwill and other intangible assets	2,125	6

Tax benefits from employee stock plans	9	98

Deferred taxes	(276)	(673)

Loss on equity investments, net	84	99

Purchased in-process research and development	4	3

Changes in operating assets and liabilities:

Accounts receivable, net	387	211

Inventories	181	458

Prepaid and other assets	31	383

Accounts payable	(133)	(7)

Other liabilities	(25)	(203)

Net cash provided by operating activities	1,037	880

Cash flows from investing activities:

Purchases of marketable debt securities	(6,958)	(14,921)

Proceeds from sales of marketable debt securities	6,476	15,377

Proceeds from maturities of marketable debt securities	578	377

Purchases of equity investments	(21)	(41)

Proceeds from sales of equity investments	17	7

Acquisition of property, plant and equipment, net	(373)	(559)

Acquisition of spare parts and other assets	(217)	(152)

Payments for acquisitions, net of cash acquired	(30)	(49)

Net cash provided by (used in) investing activities	(528)	39

Cash flows from financing activities:

Acquisition of treasury stock	(499)	(591)

Proceeds from issuance of common stock, net	182	237

Principal payments on borrowings and other obligations	(201)	(13)

Net cash used in financing activities	(518)	(367)

Net increase (decrease) in cash and cash equivalents	(9)	552

Cash and cash equivalents, beginning of year	2,024	1,472

Cash and cash equivalents, end of year	$2,015	$2,024

*	Certain amounts have been reclassified to conform to the current year presentation.

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS — CONSOLIDATED
(unaudited)

	FY 2003					FY 2002					FY 2001
INCOME STATEMENT
(in millions except per share amounts)	Q103	Q203	Q303	Q403	FY03	Q102	Q202	Q302	Q402	FY02	Q401	FY01

NET REVENUES
Products	1,880	2,013	1,897	2,003	7,793	2,057	2,260	2,269	2,507	9,093	3,093	15,015
Services	867	902	893	979	3,641	804	848	838	913	3,403	902	3,235
TOTAL	2,747	2,915	2,790	2,982	11,434	2,861	3,108	3,107	3,420	12,496	3,995	18,250
Growth vs. prior year (%)	-4.0%	-6.2%	-10.2%	-12.8%	-8.5%	-43.3%	-39.2%	-24.1%	-14.4%	-31.5%	-20.4%	16.1%
Growth vs. prior quarter (%)	-19.7%	6.1%	-4.3%	6.9%		-28.4%	8.6%	0.0%	10.1%		-2.4%
COST OF SALES
Products	1,093	1,118	1,021	1,110	4,342	1,287	1,437	1,306	1,476	5,506	1,790	7,960
Services	522	534	526	568	2,150	518	532	494	530	2,074	561	2,080
TOTAL	1,615	1,652	1,547	1,678	6,492	1,805	1,969	1,800	2,006	7,580	2,351	10,040
% of revenue	58.8%	56.7%	55.4%	56.3%	56.8%	63.1%	63.4%	57.9%	58.7%	60.7%	58.8%	55.0%
GROSS MARGIN ($)
Products	787	895	876	893	3,451	770	823	963	1,031	3,587	1,303	7,055
% of product revenue	41.9%	44.5%	46.2%	44.6%	44.3%	37.4%	36.4%	42.4%	41.1%	39.4%	42.1%	47.0%
Services	345	368	367	411	1,491	286	316	344	383	1,329	341	1,155
% of service revenue	39.8%	40.8%	41.1%	42.0%	41.0%	35.6%	37.3%	41.1%	41.9%	39.1%	37.8%	35.7%
TOTAL	1,132	1,263	1,243	1,304	4,942	1,056	1,139	1,307	1,414	4,916	1,644	8,210
% of revenue	41.2%	43.3%	44.6%	43.7%	43.2%	36.9%	36.6%	42.1%	41.3%	39.3%	41.2%	45.0%
R&D	437	451	467	482	1,837	473	428	468	463	1,832	543	2,016
% of revenue	15.9%	15.5%	16.7%	16.2%	16.1%	16.5%	13.8%	15.1%	13.5%	14.7%	13.6%	11.0%
IN PROCESS R&D	0	4	0	0	4	3	0	0	0	3	5	77
% of revenue	0.0%	0.1%	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%	0.1%	0.4%
SG&A	882	830	791	826	3,329	961	966	985	894	3,806	1,074	4,445
% of revenue	32.1%	28.5%	28.4%	27.7%	29.1%	33.6%	31.1%	31.7%	26.1%	30.5%	26.9%	24.4%
RESTRUCTURING CHARGES	24	357	(4)	(6)	371	14	511	(4)	(4)	517	75	75
% of revenue	0.9%	12.2%	-0.1%	-0.2%	3.2%	0.5%	16.4%	-0.1%	-0.1%	4.1%	1.9%	0.4%
IMPAIRMENT EXPENSE	0	2,125	0	0	2,125	0	0	6	0	6	1	1
% of revenue	0.0%	72.9%	0.0%	0.0%	18.6%	0.0%	0.0%	0.2%	0.0%	0.0%	0.0%	0.0%
GOODWILL AMORTIZATION	0	0	0	0	0	0	0	0	0	0	125	285
% of revenue	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.1%	1.6%
TOTAL OPERATING EXPENSES	1,343	3,767	1,254	1,302	7,666	1,451	1,905	1,455	1,353	6,164	1,823	6,899
% of revenue	48.9%	129.2%	44.9%	43.7%	67.0%	50.7%	61.3%	46.8%	39.6%	49.3%	45.6%	37.8%
OPERATING INCOME (LOSS)	(211)	(2,504)	(11)	2	(2,724)	(395)	(766)	(148)	61	(1,248)	(179)	1,311
Operating margin	-7.7%	-85.9%	-0.4%	0.1%	-23.8%	-13.8%	-24.6%	-4.8%	1.8%	-10.0%	-4.5%	7.2%
Interest income, net	39	38	33	45	155	107	68	77	47	299	87	363
Loss on equity investments, net	(31)	(11)	(16)	(26)	(84)	(19)	(39)	(23)	(18)	(99)	(78)	(90)
PRETAX INCOME (LOSS)	(203)	(2,477)	6	21	(2,653)	(307)	(737)	(94)	90	(1,048)	(170)	1,584
Pretax income margin	-7.4%	-85.0%	0.2%	0.7%	-23.2%	-10.7%	-23.7%	-3.0%	2.6%	-8.4%	-4.3%	8.7%
INCOME TAX PROVISION (BENEFIT)	(92)	(194)	2	9	(275)	(127)	(306)	(57)	29	(461)	(82)	603
TAX RATE (%)	45.5%	7.8%	44.0%	44.0%	10.4%	41.5%	41.5%	60.8%	11.3%	44.0%	48.3%	38.1%
Income (loss) before cumulative effect of change in accounting principle	(111)	(2,283)	4	12	(2,378)	(180)	(431)	(37)	61	(587)	(88)	981
Cumulative effect of change in accounting principle	0	0	0	0	0	0	0	0	0	0	0	(54)
NET INCOME (LOSS) (Reported)	(111)	(2,283)	4	12	(2,378)	(180)	(431)	(37)	61	(587)	(88)	927
Growth vs. prior year (%)	38.3%	-429.7%	110.8%	-80.3%	-305.1%	-139.5%	-201.9%	-127.2%	169.3%	-163.3%	-112.2%	-50.0%
Growth vs. prior quarter (%)	-282.0%	-1956.8%	100.2%	200.0%		-104.5%	-139.4%	91.4%	264.9%		-164.7%
Net income margin	-4.0%	-78.3%	0.1%	0.4%	-20.8%	-6.3%	-13.9%	-1.2%	1.8%	-4.7%	-2.2%	5.1%
EPS (Diluted) before cumulative effect of change in accounting principle	(0.04)	(0.72)	0.00	0.00	(0.75)	(0.06)	(0.13)	(0.01)	0.02	(0.18)	(0.03)	0.29
Growth vs. prior year (%)	33.3%	-453.8%	100.0%	-100.0%	-316.7%	-140.0%	-208.3%	-125.0%	166.7%	-162.1%	-114.3%	-47.3%
Growth vs. prior quarter (%)	-300.0%	-1700.0%	100.0%	N/A		-100.0%	-116.7%	92.3%	300.0%		-175.0%
EPS (Diluted) (Reported)	(0.04)	(0.72)	0.00	0.00	(0.75)	(0.06)	(0.13)	(0.01)	0.02	(0.18)	(0.03)	0.27
Growth vs. prior year (%)	33.3%	-453.8%	100.0%	-100.0%	-316.7%	-146.2%	-208.3%	-125.0%	166.7%	-166.7%	-114.3%	-50.9%
Growth vs. prior quarter (%)	-300.0%	-1700.0%	100.0%	N/A		-100.0%	-116.7%	92.3%	300.0%		-175.0%
SHARES (CSE)(Diluted)	3,168	3,181	3,218	3,251	3,190	3,240	3,239	3,245	3,309	3,242	3,248	3,417
OUTSTANDING SHARES	3,116	3,194	3,200	3,236	3,236	3,237	3,250	3,245	3,234	3,234	3,248	3,248
GAAP net income (loss)	(111)	(2,283)	4	12	(2,378)	(180)	(431)	(37)	61	(587)	(88)	927
In-process research and development	0	4	0	0	4	3	0	0	0	3	5	77
Restructuring charges	24	357	(4)	(6)	371	14	511	(4)	(4)	517	75	75
Loss on equity investments, net	31	11	16	26	84	19	39	23	18	99	78	90
Impairment expense	0	2,125	0	0	2,125	0	0	6	0	6	1	1
Related tax effects	(22)	(204)	(5)	(8)	(239)	(14)	(218)	(8)	(6)	(246)	(60)	(64)
Net income (loss) excluding special items	(78)	10	11	24	(33)	(158)	(99)	(20)	69	(208)	11	1,106
Growth vs. prior year (%)	50.6%	110.1%	155.0%	-65.2%	84.1%	-134.6%	-120.0%	-113.8%	527.3%	-118.8%	-98.3%	-36.4%
EPS (Diluted) excluding special items *	(0.02)	0.00	0.00	0.01	(0.01)	(0.05)	(0.03)	(0.01)	0.02	(0.06)	0.00	0.32
Growth vs. prior year (%)	60.0%	100.0%	100.0%	-50.0%	83.3%	-138.5%	-121.4%	-125.0%	N/A	-118.8%	-98.3%	-37.3%

*	For the quarters ended June 30, 2001 and December 29, 2002, Sun used 3,383 shares and 3,205 shares to calculate the “Net income (loss) excluding special items per common share-diluted”, respectively.
For all other periods, the number of shares used to calculate “EPS (Diluted) (Reported)” and “EPS (Diluted) excluding special items” were the same.

	FY 2003					FY 2002					FY 2001

(in millions)	Q103	Q203	Q303	Q403	FY03	Q102	Q202	Q302	Q402	FY02	Q401	FY01

REVENUE BY GEOGRAPHY
UNITED STATES ($M)	1,242	1,267	1,212	1,328	5,049	1,347	1,436	1,439	1,714	5,936	1,902	8,777
Growth vs. prior year (%)	-7.8%	-11.8%	-15.8%	-22.5%	-14.9%	-50.5%	-42.2%	-13.9%	-9.9%	-32.4%	-29.8%	7.9%
Growth vs. prior quarter (%)	-27.5%	2.0%	-4.3%	9.6%		-29.2%	6.6%	0.2%	19.1%		13.8%
EUROPE ($M)	806	932	886	954	3,578	809	900	924	973	3,606	1,121	5,271
Growth vs. prior year (%)	-0.4%	3.6%	-4.1%	-2.0%	-0.8%	-38.6%	-39.8%	-30.9%	-13.2%	-31.6%	-16.2%	22.7%
Growth vs. prior quarter (%)	-17.2%	15.6%	-4.9%	7.7%		-27.8%	11.2%	2.7%	5.3%		-16.2%
JAPAN ($M)	250	243	243	200	936	287	292	278	203	1,060	361	1,711
Growth vs. prior year (%)	-12.9%	-16.8%	-12.6%	-1.5%	-11.7%	-32.2%	-32.7%	-43.6%	-43.8%	-38.0%	7.1%	27.3%
Growth vs. prior quarter (%)	23.2%	-2.8%	0.0%	-17.7%		-20.5%	1.7%	-4.8%	-27.0%		-26.8%
REST OF WORLD ($M)	449	473	449	500	1,871	418	480	466	530	1,894	611	2,491
Growth vs. prior year (%)	7.4%	-1.5%	-3.6%	-5.7%	-1.2%	-28.5%	-31.6%	-21.4%	-13.3%	-24.0%	-3.6%	28.0%
Growth vs. prior quarter (%)	-15.3%	5.3%	-5.1%	11.4%		-31.6%	14.8%	-2.9%	13.7%		3.0%
% of Total Revenue
UNITED STATES (%)	45.2%	43.5%	43.4%	44.5%	44.2%	47.1%	46.2%	46.3%	50.1%	47.5%	47.6%	48.1%
EUROPE (%)	29.3%	32.0%	31.8%	32.0%	31.3%	28.3%	29.0%	29.7%	28.5%	28.9%	28.1%	28.9%
JAPAN (%)	9.1%	8.3%	8.7%	6.7%	8.2%	10.0%	9.4%	8.9%	5.9%	8.5%	9.0%	9.4%
REST OF WORLD (%)	16.3%	16.2%	16.1%	16.8%	16.4%	14.6%	15.4%	15.0%	15.5%	15.2%	15.3%	13.6%
PRODUCTS AND SERVICES REVENUE
COMPUTER SYSTEMS PRODUCTS ($M)	1,512	1,621	1,530	1,580	6,243	1,692	1,838	1,864	2,002	7,396	2,547	12,389
Growth vs. prior year (%)	-10.6%	-11.8%	-17.9%	-21.1%	-15.6%	-52.2%	-48.8%	-31.3%	-21.4%	-40.3%	-29.3%	12.7%
Growth vs. prior quarter (%)	-24.5%	7.2%	-5.6%	3.3%		-33.6%	8.6%	1.4%	7.4%		-6.2%
NETWORK STORAGE PRODUCTS ($M)	368	392	367	423	1,550	365	422	405	505	1,697	546	2,626
Growth vs. prior year (%)	0.8%	-7.1%	-9.4%	-16.2%	-8.7%	-54.5%	-42.2%	-26.1%	-7.5%	-35.4%	-24.7%	8.0%
Growth vs. prior quarter (%)	-27.1%	6.5%	-6.4%	15.3%		-33.2%	15.6%	-4.0%	24.7%		-0.4%
SUPPORT SERVICES ($M)	683	702	704	755	2,844	585	625	636	692	2,538	615	2,188
Growth vs. prior year (%)	16.8%	12.3%	10.7%	9.1%	12.1%	20.4%	16.2%	15.8%	12.5%	16.0%	31.4%	36.7%
Growth vs. prior quarter (%)	-1.3%	2.8%	0.3%	7.2%		-4.9%	6.8%	1.8%	8.8%		12.0%
PROFESSIONAL AND EDUCATION SERVICES ($M)	184	200	189	224	797	219	223	202	221	865	287	1,047
Growth vs. prior year (%)	-16.0%	-10.3%	-6.4%	1.4%	-7.9%	1.4%	-14.2%	-28.9%	-23.0%	-17.4%	29.9%	49.8%
Growth vs. prior quarter (%)	-16.7%	8.7%	-5.5%	18.5%		-23.7%	1.8%	-9.4%	9.4%		1.1%
NET BOOKINGS ($M)	2,601	2,989	2,688	3,020	11,298	2,717	3,193	3,088	3,486	12,484	3,651	17,265
Growth vs. prior year (%)	-4.3%	-6.4%	-13.0%	-13.4%	-9.5%	-46.2%	-35.5%	-14.5%	-4.5%	-27.7%	-35.3%	3.2%
Growth vs. prior quarter (%)	-25.4%	14.9%	-10.1%	12.4%		-25.6%	17.5%	-3.3%	12.9%		1.1%
BACKLOG ($M)	695	769	667	705	705	709	794	775	841	841	853	853

	FY 2003					FY 2002					FY 2001
BALANCE SHEET
(in millions)	Q103	Q203	Q303	Q403	FY03	Q102	Q202	Q302	Q402	FY02	Q401	FY01

CASH & ST INVESTMENTS	2,632	2,606	2,636	3,062		1,938	1,853	2,384	2,885		1,859
ACCOUNTS RECEIVABLE, NET	2,133	2,291	2,296	2,381		2,183	2,274	2,407	2,745		2,955
RAW MATERIALS	136	119	101	114		449	305	206	168		600
WORK IN PROCESS	123	130	82	75		129	104	118	125		137
FINISHED GOODS	250	235	214	227		267	215	230	298		312

TOTAL INVENTORIES	509	484	397	416		845	624	554	591		1,049
OTHER CURRENT ASSETS	1,629	1,447	1,302	1,356		2,291	2,512	2,348	1,556		2,071

TOTAL CURRENT ASSETS	6,903	6,828	6,631	7,215		7,257	7,263	7,693	7,777		7,934
PP&E, NET	2,408	2,321	2,265	2,267		2,744	2,596	2,512	2,453		2,697
GOODWILL	2,182	326	326	326		2,181	2,180	2,182	2,182		2,126
LT MARKETABLE DEBT SECURITIES	2,612	2,671	2,902	2,679		4,068	4,117	3,564	2,979		4,312
OTHER NON-CURRENT ASSETS, NET	1,271	1,323	1,421	1,516		1,112	997	923	1,131		1,112

TOTAL ASSETS	15,376	13,469	13,545	14,003		17,362	17,153	16,874	16,522		18,181

SHORT TERM BORROWINGS	0	0	0	0		9	217	207	205		3
ACCOUNTS PAYABLE	798	809	870	903		813	871	935	1,044		1,050
ACCRUED LIABILITIES & OTHER	1,873	1,900	1,792	1,773		2,078	2,147	2,135	2,023		2,266
DEFERRED REVENUES	1,643	1,589	1,662	1,841		1,701	1,626	1,609	1,785		1,827

TOTAL CURRENT LIABILITIES	4,314	4,298	4,324	4,517		4,601	4,861	4,886	5,057		5,146
LT DEBT	1,500	1,519	1,495	1,531		1,643	1,408	1,384	1,449		1,565
OTHER NON-CURRENT OBLIGATIONS	253	379	366	413		866	985	873	215		884
STOCKHOLDERS’ EQUITY	9,309	7,273	7,360	7,542		10,252	9,899	9,731	9,801		10,586

TOTAL LIABILITIES & SE	15,376	13,469	13,545	14,003		17,362	17,153	16,874	16,522		18,181

CASH FLOW	Q1	Q2	Q3	Q4	FY03	Q1	Q2	Q3	Q4	FY02	Q4	FY01
OPERATING ACTIVITIES	182	141	379	335	1,037	333	82	288	177	880	66	2,089
INVESTING ACTIVITIES	126	(293)	(108)	(253)	(528)	(534)	17	269	287	39	490	(1,554)
FINANCING ACTIVITIES	(696)	73	10	95	(518)	(250)	85	(90)	(112)	(367)	(371)	(912)

KEY METRICS	Q1	Q2	Q3	Q4	FY03	Q1	Q2	Q3	Q4	FY02	Q4	FY01
INVENTORY TURNS (hist.)	10.9	12.8	14.3	12.9		11.8	11.7	10.6	9.2		12.5
INVENTORY TURNS-PRODUCT ONLY (hist.)	7.8	9.0	9.9	8.6		9.1	8.7	7.8	6.7		9.9
DAYS SALES OUTSTANDING	70	71	74	72		69	66	70	72		67
DAYS PAYABLES OUTSTANDING	(44)	(44)	(51)	(48)		(41)	(40)	(47)	(47)		(40)
DAYS OF SUPPLY ON HAND	28	26	23	22		42	29	28	27		40
L-T DEBT/EQUITY (%)	16.1%	20.9%	20.3%	20.3%		16.0%	14.2%	14.2%	14.8%		14.8%
ROE (12 mo. avg.)(%)	-5.3%	-26.3%	-27.6%	-30.2%		2.8%	-5.5%	-7.3%	-5.9%		9.3%
BOOK VALUE PER SHARE ($)	2.99	2.28	2.30	2.33		3.17	3.05	3.00	3.03		3.26
PRICE PER SHARE @ CLOSE	2.67	3.25	3.43	4.65		8.27	12.59	9.52	5.01		15.72
P/E RATIO (previous 4 qtrs)	N/A	N/A	N/A	N/A		118	N/A	N/A	N/A		60
ROA (12 mo. avg.)(%)	-3.1%	-15.2%	-15.8%	-16.9%		1.6%	-3.2%	-4.2%	-3.5%		5.3%
DEPREC. & AMORT. ($M)	272	275	216	265		273	260	273	286		399
CAPITAL EXPENDITURES ($M)	83	98	57	135		213	122	126	98		350
NUMBER OF EMPLOYEES	39,001	36,460	35,745	36,068		43,260	40,093	39,473	39,433		43,683
REV. PER EMP. (12 mo.)($K)	317.5	334.3	332.1	317.0		371.4	350.7	331.1	316.9		417.8
GM PER EMP. (12mo.)($K)	128.0	140.3	141.3	137.0		158.0	138.0	130.4	124.7		187.9
OP EXP AS % OF REV (12mo.)	48.9%	65.0%	65.0%	67.0%		41.2%	47.8%	50.8%	49.3%		37.8%
NET INCOME (LOSS) PER EMP. (12mo.)($K)	(13.3)	(65.0)	(65.2)	(65.9)		6.7	(14.0)	(18.6)	(14.9)		21.2